U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2007

NEOMEDIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite 600, Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) - 337-3434
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Sale of the Assets of the Micro Paint Repair Business Unit

On November 1, 2007, NeoMedia Technologies, Inc. (“NeoMedia”) executed a definitive purchase agreement (the “DPA”) to sell the assets of its Micro Paint Repair business unit, excluding the US AutoXperience operations, (“MPR”), to Micro Paint Holdings Limited, a New Zealand company (the “Purchaser”), for $2,000,000 in cash, and $200,000 in stock of the Purchaser. The DPA calls for closing to occur by November 7, 2007, which has been subsequently mutually extended until November 14, 2007.

In conjunction with the DPA, NeoMedia entered into a Distribution Agreement with the Purchaser (the “Distribution Agreement”), whereby NeoMedia will be authorized by the Purchaser as the exclusive distributor of the Micro Paint products in the United States of America territory. The DPA and the Distribution Agreement were filed previously as exhibit 16.1 and 16.2, respectively, of a Form 8-K filed by NeoMedia on November 7, 2007.

On November 15, 2007, NeoMedia and the Purchaser completed the closing requirements and the transaction became effective.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Pro Forma Financial Information

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Presentation

Current Transaction

On November 15, 2007, NeoMedia completed the sale of the assets of MPR to the Purchaser for $2,000,000 in cash, and $200,000 in stock of the Purchaser.

Other Acquisitions and Dispositions

In addition to the sale of MPR, the following acquisitions and dispositions have occurred since January 1, 2006, and are reflected in the pro forma financial statements presented herein:

Acquisition and Disposition of BSD Software, Inc.

On March 21, 2006, NeoMedia acquired all of the outstanding common shares of BSD Software Inc. (“BSD”), in exchange for 7,123,698 shares of NeoMedia common stock, valued at $0.3467. Pursuant to the terms of the merger, BSD was merged with and into NeoMedia Telecom Services, Inc., a wholly-owned subsidiary of NeoMedia, and on March 21, 2006 began operating as the NeoMedia Telecom Services Business Unit. Through the acquisition of BSD, NeoMedia acquired 8,080,000 shares, representing 90.19% ownership, of common stock of Triton Global Business Services, Inc. (“Triton”), a provider of live and automated operator calling services and e-business support, including billing, clearinghouse and information management services, to companies in the telecommunications industry. The operations of Triton comprised 100% of the operations of BSD before the transaction and NeoMedia Telecom Services after the transaction. The acquisition of BSD by NeoMedia was transacted for the purpose of acquiring these operations.

On October 30, 2007, NeoMedia completed the sale of its 8,080,000 shares of Triton to Greywolf Entertainment, Inc., a Canadian company (the “Buyer”), for $1,350,000 cash. NeoMedia also issued 6,190,476 shares of its common stock to the principal shareholder and CEO of the Buyer as additional consideration in the transaction. Due to the fact that Triton comprised 100% of the operations of NeoMedia’s Telecom Services business unit, as a result of the sale of all of its shares of Triton NeoMedia discontinued the operations of its Telecom Services business unit effective with the sale.

Acquisition of Gavitec AG

On February 23, 2006, NeoMedia acquired all of the outstanding shares of Gavitec AG (“Gavitec”) of Wuerselen, Germany, in exchange for $1,800,000 cash and 13,660,511 shares of NeoMedia common stock, calculated by dividing $5,400,000 by the volume-weighted average closing price of NeoMedia common stock for the ten days up to and including February 16, 2006.

Acquisition and Disposition of 12Snap AG

On February 28, 2006, NeoMedia acquired all of the outstanding shares of 12Snap AG (“12Snap”) in exchange for $2,500,000 cash and $19,500,000 in stock, represented by 49,294,581 shares of NeoMedia common stock. On April 4, 2007, NeoMedia reached an agreement with an independent buyer (the “12Snap Buyer”), pursuant to which the 12Snap Buyer purchased from NeoMedia 90% of the shares of 12Snap, subject to the following material terms and conditions:

•	$1,100,000 was paid in cash at closing, and $500,000 was placed into an escrow account for 90 days to secure warranty claims;
•	The 12Snap Buyer waived his portion of the Purchase Price Guarantee Obligation in the amount of $880,000;
•	The 12Snap Buyer returned to NeoMedia 2,525,818 NeoMedia shares previously issued to Buyer;
•	12Snap management waived their portion of the Purchase Price Guarantee Obligation in the amount of $880,000;
•	12Snap management returned to NeoMedia 2,525,818 shares of NeoMedia common stock previously issued to 12Snap management;
•
NeoMedia will retain a 10% ownership in 12Snap, subject to an option agreement pursuant to which NeoMedia has the right to sell and Buyer has the right to acquire the remaining 10% stake held by NeoMedia for a purchase price of $750,000 after December 31, 2007; and

•
12Snap and NeoMedia executed a cooperation agreement pursuant to which 12snap remains NeoMedia preferred partner and enjoy most favored prices, and 12snap will perform certain research and development functions for NeoMedia.

Mobot, Inc. and Sponge Ltd.

On February 17, 2006, NeoMedia acquired all of the outstanding shares of Mobot, Inc. (“Mobot”) in exchange for $3,500,000 cash and $6,500,000 in stock, represented by 16,931,493 shares of NeoMedia common stock. On February 23, 2006, NeoMedia acquired all of the outstanding shares of Sponge Ltd. (“Sponge”) in exchange for $6,141,000 cash and $13.1 million in stock, represented by 33,097,135 shares of NeoMedia common stock.

On November 14, 2006, NeoMedia divested of 92.5% of its ownership interest in Mobot. On December 6, 2006, NeoMedia sold 82% of its ownership interest in Sponge. Because the acquisition and disposition of Mobot and Sponge occurred during the year ended December 31, 2006, the results of these entities are not shown separately in these pro forma financial statements.

Historical Financial Statements

Audited financials statements for MPR were included in amendment no. 1 to form 8-K filed with SEC on April 12, 2004. Audited financials statements for BSD were included in amendment no. 2 to form 8-K filed with SEC on June 8, 2007. Audited financials statements for 12Snap were included in amendment no. 1 to form 8-K filed with SEC on May 8, 2006. Audited financials statements for Gavitec were included in amendment no. 1 to form 8-K filed with SEC on May 8, 2006. Audited financials statements for Mobot were included in amendment no. 1 to form 8-K filed with SEC on May 3, 2006. Audited financials statements for Sponge were included in amendment no. 2 to form 8-K filed with SEC on June 21, 2006.

The historical balance sheets of MPR and Telecom Services are included under the captions “Assets held for sale” and “Liabilities held for sale” in NeoMedia’s unaudited consolidated balance sheet as of September 30, 2007 as reported on form 10-Q. The historical balance sheet of Gavitec is included in NeoMedia’s unaudited consolidated balance sheet as of September 30, 2007 as reported on form 10-Q. Since 12Snap, Sponge and Mobot were sold prior to September 30, 2007, the historical balance sheets of these entities are not reflected in NeoMedia’s unaudited consolidated balance sheet as of September 30, 2007 as reported on form 10-Q .

The results of operations of MPR are included in NeoMedia’s consolidated results of operations for the full year ended December 31, 2006 as reported on form 10-K, under the caption, “Loss from discontinued operations.” The results of operations of Gavitec, 12Snap and BSD are included from the respective acquisition date of each company through December 31, 2006 in NeoMedia’s consolidated results of operations for the year ended December 31, 2006 as reported on form 10-K. Results of operations of Mobot and Sponge are included from the respective acquisition date of each company through the respective sale date of each company in NeoMedia’s consolidated results of operations for the year ended December 31, 2006 as reported on form 10-K, under the caption, “Loss from discontinued operations.” Telecom Services balance sheets as of September 30, 2007, and 12Snap, Gavitec, and Telecom Services statements of operations for the year ended December 31, 2006 are shown in this filing for pro forma purposes only.

Presentation

The unaudited pro forma condensed combined balance sheet as of September 30, 2007 gives effect to the dispositions of the MPR and Telecom Services businesses as if they each had occurred as of September 30, 2007.

The unaudited pro forma condensed combined historical statement of operations for the nine months ended September 30, 2007 gives effect to the dispositions of the MPR, Telecom Services and 12Snap businesses as if they had occurred as of January 1, 2007. Since all three businesses are classified as discontinued operations in NeoMedia’s historical statement of operations for the nine months ended September 30, 2007, there are no pro forma adjustments to NeoMedia’s loss from continuing operations. The weighted average number of shares outstanding during the nine months ended September 30, 2007 was adjusted to reflect shares that were issued in connection with the sale of Telecom Services, and shares that returned to NeoMedia and retired in connection with the sale of 12Snap.

The unaudited pro forma condensed combined historical statement of operations for the year ended December 31, 2006 gives effect to the disposition of MPR as if it had occurred on January 1, 2006. Since the results of operations of MPR were classified as discontinued operations for the year ended December 31, 2006 in NeoMedia’s consolidated statement of operations, there are no pro forma adjustments to NeoMedia’s loss from continuing operations resulting for the sale of MPR. The statement also gives effect to the acquisitions of 12Snap and Gavitec as if they had occurred as of January 1, 2006, combining the historical results of NeoMedia for the year ended December 31, 2006 with the historical results of each entity for the year ended December 31, 2006. The acquisition and disposition of Telecom Services, Sponge and Mobot are assumed to have occurred on January 1, 2006, such that the net effect of the acquisition and disposition of each entity on the pro forma consolidated results of operations for the year ended December 31, 2006 is zero. Telecom Services operations for the year ended December 31, 2006 are shown separately in the pro forma statement of operations for informational purposes only.

The unaudited pro forma combined financial statements included in this filing have been prepared by the managements of NeoMedia, MPR, Gavitec, 12Snap, and BSD without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the managements of NeoMedia, MPR, Gavitec, 12Snap, and BSD believe that the disclosures are adequate to make the information not misleading.

The pro forma adjustments are based on currently available information and upon estimates and assumptions that we believe are reasonable under the circumstances. The unaudited pro forma financial data do not purport to represent what NeoMedia’s financial position or results of operations would actually have been if such transactions had occurred on those dates and are not necessarily representative of NeoMedia’s financial position or results of operations for any future period. The unaudited pro forma financial statements should be read in conjunction with the separate historical financial statements and footnotes of NeoMedia included in Form 10-K for the year ended December 31, 2006, with the separate historical financial statements and footnotes of MPR for the years ended August 31, 2003 and 2002 (included in Form 8-K/A filed with the SEC on April 12, 2004), with the separate historical financial statements and footnotes of Mobot for the years ended December 31, 2005 and 2004 (included in Form 8-K/A filed with the SEC on May 3, 2006), with the separate historical financial statements and footnotes of Sponge for the years ended September 30, 2005 and 2004 (included in Form 8-K/A filed with the SEC on June 21, 2006), with the separate historical financial statements and footnotes of Gavitec for the years ended December 31, 2005 and 2004 (in Form 8-K/A filed with the SEC on May 8, 2006), with the separate historical financial statements and footnotes of 12Snap for the years ended December 31, 2005 and 2004 (included in Form 8-K/A filed with the SEC on May 8, 2006), and with the separate historical financial statements and footnotes of BSD for the years ended December 31, 2005 and 2004 (included in Form 8-K/A filed with the SEC on June 8, 2007).

2. Preliminary Price Allocation

A final determination of the allocation of the sale of the assets and liabilities of MPR has not been made. Any allocation reflected in the unaudited pro forma combined financial statements is based on management’s best judgment and estimate of the accounting treatment of the transaction, and should be considered preliminary. The final allocation could differ materially from the pro forma allocation included herein.

3. Pro forma Net Loss Per Share

The pro forma basic and dilutive net loss per share are based on the pro forma weighted average number of shares of NeoMedia's common stock as if the shares issued to acquire Gavitec, 12Snap, BSD, Mobot and Sponge had been issued at the beginning of the period shown. Shares issued and returned to NeoMedia in connection with the Sponge and 12Snap transactions are assumed to have been issued and retired at the beginning of the period shown. Shares issued in connection with the sale of BSD are assumed to have been issued at the beginning of the period shown. Dilutive shares are not included in the computation of pro forma dilutive net loss per share as their effect would be anti-dilutive.

NeoMedia Technologies, Inc.
Unaudited Pro-forma Condensed Combined Balance Sheet
September 30, 2007
(In thousands of US Dollars)
		Pro-forma Adjustments
	(A)	(B)	(C)		(B)	(C)
			Pro-forma
		NeoMedia	Adjustments			Pro-forma
		Telecom	Telecom			Adjustments		Pro-forma
ASSETS	NeoMedia	Services	Services		MPR	MPR		Consolidated
Current assets:	(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)		(unaudited)
Cash and cash equivalents	$226	$—	$1,350	(D)	$—	$1,500	(H)	$3,076
Trade accounts receivable, net	121	—	—		—	—		121
Other receivables	0	—	—		—	243	(H)	243
Inventories, net	267	—	—		—	—		267
Investment in marketable securities	11	—	—		—	—		11
Prepaid expenses and other current assets	134	—	—		—	—		134
Assets held for sale	6,438	(3,716)	—		(2,722)	—		0
Total current assets	7,197	(3,716)	1,350		(2,722)	1,743		3,852

Leasehold improvements and property and equipment, net	110	—	—		—	—		110
Goodwill	3,418	—	—		—	—		3,418
Capitalized patents, net	2,615	—	—		—	—		2,615
Proprietary software, net	3,591	—	—		—	—		3,591
Other intangible assets, net	41	—	—		—	—		41
Cash surrender value of life insurance policy	949	—	—		—	—		949
Other long-term assets	3,705	—	—		—	200	(I)	3,905

Total assets	$21,626	($3,716)	$1,350		($2,722)	$1,943		$18,481

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$2,515	$—	—		$—	—		$2,515
Liabilities held for sale	3,440	(3,102)	—		(338)	—		0
Taxes payable	12	—	—		—	—		12
Accrued expenses	3,278	—	143	(E)	—	120	(J)	3,541
Deferred revenues and customer prepayments	461	—	—		—	—		461
Notes payable	15	—	—		—	—		15
Accrued purchase price guarantee	4,592	—	—		—	—		4,592
Derivative financial instruments	32,346	—	—		—	—		32,346
Deferred tax liability	527	—	—		—	—		527
Debentures payable	7,500	—	—		—	—		7,500
Debentures payable at fair value	22,797	—	—		—	—		22,797
Series C Convertible preferred stock	20,877	—	—		—	—		20,877
Intercompany amounts	—	(2,407)	2,407		(10,179)	10,179		0
Total liabilities	98,360	(5,509)	2,550		(10,517)	10,299		95,183

Shareholders’ deficit:
Common stock (L)	9,553	—	68	(F)	—	—		9,621
Additional paid-in capital	116,356	—	62	(F)	—	—		116,418
Accumulated deficit	(201,160)	1,330	(1,330)	(G)	8,078	(8,356	(K)	(201,438)
Accumulated other comprehensive loss	(704)	463	—		(283)	—		(524)
Treasury stock	(779)	—	—		—	—		(779)
Total shareholders’ deficit	(76,734)	1,793	(1,200)		7,795	(8,356)		(76,702)
Total liabilities and shareholders’ deficit	$21,626	($3,716)	$1,350		($2,722)	$1,943		$18,481

_____________________________

Pro-forma Adjustments
(A) -	Represents NeoMedia historical consolidated balance sheet as of September 30, 2007.

(B) -
Represents NeoMedia Telecom Services and MPR historical balance sheet as of September 30, 2007. Since these businesses were considered discontinued operations for the purpose of reporting NeoMedia's consolidated financial results for the period ended September 30, 2007, assets and liabilities of these business units were classified as held for sale on NeoMedia's consolidated balance sheet.

(C) -	Pro forma adjustments to record estimated fair value of assets received in connection with sale of Triton shares.

(D) -	Adjustment to reflect $1,350,000 cash received at closing of sale of Triton shares.

(E) -	Adjustment to accrue potential commission payable on sales price of Triton shares.

(F) -
Adjustment to record $130,000 of common stock issued by NeoMedia to the principal of Buyer as consideration in the Triton sale transaction. The pro forma number of shares (6,842,105) was calculated using a NeoMedia share price of $0.035, which was the average closing price for the three days preceding September 30, 2007, the pro forma transaction date. The actual number of shares issued was 6,190,476.

(G) -
Adjustment to remove Telecom Services deficit accumulated since acquisition, which is reflected in the previous column. NeoMedia recorded an impairment charge during the three months ended September 30, 2007 in the amount of $2,915,000 to write the asset group down to the expected fair value of proceeds received in the sale.

(H) -	Adjustment to reflect $1,500,000 net cash proceeds, plus $243,000 proceeds receivable upon satisfaction of post-closing conditions, in the sale of MPR.

(I)-	Adjustment to reflect fair value of stock ownership of Purchaser.

(J) -	Adjustment to accrue commission payable on sales price of MPR.

(K) -
Adjustment to (i) remove MPR deficit accumulated since acquisition of $8,078,000, as reflected in the previous column, and (ii) record pro forma loss on disposal of MPR of $278,000, based on the difference between net fair value of consideration received and pro forma carrying value of the asset group. NeoMedia recorded an impairment charge during the three months ended September 30, 2007 in the amount of $589,000 to write the asset group down to the expected fair value of proceeds received in the sale.

(L) -
Common stock, $0.01 par value, consists of 5,000,000,000 shares authorized. On a historical basis, there were 956,968,323 shares issued and 955,326,897 shares outstanding as of September 30, 2007. On a pro forma basis, there were 963,810,428 shares issued and 962,169,002 shares outstanding as of September 30, 2007.

NeoMedia Technologies, Inc.
Unaudited Pro-forma Combined Condensed Statement of Operations
For the Nine Months Ended September 30, 2007
(In thousands of US Dollars, except per share data)

	(A)	(B)
		Pro		Pro
		Forma		Forma
	NeoMedia	Adjustments		Consolidated
	(unaudited)	(unaudited)		(unaudited)
Net sales	$1,310	$—		$1,310
Cost of sales	1,011	—		1,011
Gross profit	299	—		299

Selling, general and administrative expenses	2,006	—		2,006
Research and development costs	4,874	—		4,874
Impairment charge	1,360	—		1,360

Loss from operations	(7,941)	—		(7,941)
Gain on extinguishment of debt, net	454	—		454
Loss on derivative financial instruments	(14,601)	—		(14,601)
Interest income (expense), net	(9,841)	—		(9,841)

Loss before provision for income taxes	(31,929)	—		(31,929)
Provision for income taxes	—	—		—
Loss from continuing operations	($31,929)	$—		($31,929)

Loss per shares from continuing operations -- basic and diluted	($0.04)			($0.04)

Weighted average number of common shares-basic and diluted	835,772,746	(5,343,450)	(C)	830,429,296

_______________________________

Pro-forma Adjustments
(A) -	Derived from NeoMedia's unaudited interim financial statements for the nine months ended September 30, 2007.

(B) -
Since operations of the MPR, Telecom Services, and 12Snap business units were classified as discontinued operations in NeoMedia's consolidated financial statements for the nine months ended September 30, 2007, no pro forma adjustments are required to adjust NeoMedia's loss from continuing operations assuming the disposition of each entity occurred on January 1, 2007.

(C) -
Adjustment to record (i) 2,407,407 shares ($130,000) of common stock issued by NeoMedia to the Buyer as consideration in the sale of Triton, calculated using a NeoMedia share price of $0.054, which was the average closing price for the three days preceding January 1, 2007, the pro forma transaction date, and (ii) 7,750,857 shares retired in connection with the sale of 12Snap.

NeoMedia Technologies, Inc.
Unaudited Pro-forma Combined Condensed Statement of Operations
For the Year Ended December 31, 2006
(In thousands of US Dollars, except per share data)
	(A)	(B)	(C)	(C)	(D)
			Acquisition	Disposition	Pro		Pro
		12Snap	NeoMedia	NeoMedia	Forma		Forma
	Neo-	and	Telecom	Telecom	Adjust-		Consol-
	Media	Gavitec	Services	Services	ments		idated
		(unaudited)	(unaudited)	(unaudited)	(unaudited)		(unaudited)
Net sales	$10,309	$2,306	$1,723	($1,723)	($1,371)		$11,244
Cost of sales	3,863	1,525	—	—	105		5,493
Gross profit	6,446	781	1,723	(1,723)	(1,476)		5,751

Selling, general and administrative expenses	22,364	1,111	2,739	(2,739)	(2,244)		21,231
Research and development costs	3,522	252	—	—	—		3,774
Impairment charge	18,706	—	—	—	—		18,706

Loss from operations	(38,146)	(582)	(1,016)	1,016	768		(37,960)
Loss on extinguishment of debt, net	(1,879)	—	—	—	—		(1,879)
Other loss	(2,434)	—	—	—	—		(2,434)
Write off of deferred equity financing costs	(13,256)	—	—	—	—		(13,256)
Gain on derivative financial instruments	13,645	—	—	—	—		13,645
Interest income (expense), net	(10,182)	(43)	26	(26)	2		(10,223)

Loss before provision for income taxes	(52,252)	(625)	(990)	990	770		(52,107)
Provision for income taxes	—	—	—	—	—		—
Loss from continuing operations	($52,252)	($625)	($990)	$990	$770		($52,107)

Loss per shares from continuing
operations -- basic and diluted	($0.09)						($0.08)

Weighted average number
of common shares-basic and diluted	613,560,070				57,917,053	(E)	671,477,123
_______________________________
Pro-forma Adjustments
(A) -	Derived from audited interim financial statements for the year ended December 31, 2006

(B) -
Results of Gavitec and 12Snap were included in NeoMedia's historical consolidated results for the year ended December 31, 2006 as follows: Gavitec (February 24 - December 31) and 12Snap (March 1 - December 31). This column reflects the results of operations of these acquired entities for the period from January 1, 2006 through the acquisition date of each entity. It is important to note that results of operations of subsidiaries Mobot and Sponge are not shown for pro forma purposes. Since each entity was acquired and disposed of during the year ended December 31, 2006, the net effect for pro forma purposes on the results of operations is zero. The results from Mobot and Sponge have therefore been eliminated of repurposes of this pro forma statement of operations.

(C) -
For pro forma purposes, acquisition of NeoMedia Telecom Services and the discontinuation of the business resulting from NeoMedia's sale of its ownership interest in Triton, are assumed to have occurred on January 1, 2006. As a result, there is no net effect on the pro forma consolidated statement of operations from these transactions. The results of the Telecom Services business are shown separately for presentation purposes only.

(D) -
Pro forma adjustments are to (i) remove results of operations for Telecom Services included in NeoMedia's results of operations for the period from March 21, 2006 (date of acquisition) through December 31, 2006, (ii) reflect additional amortization of acquired intangible assets for the period from January 1, 2006 through the actual acquisition dates of Gavitec and 12Snap in the amount of $88,000 and $143,000, respectively. Since operations of MPR were classified as discontinued operations in NeoMedia's consolidated financial statements for the year ended December 31, 2006, no pro forma adjustments are required to adjust NeoMedia's loss from continuing operations assuming the disposition of MPR occurred on January 1, 2006.

(E) -
Adjustment to increase the number of shares included in NeoMedia's actual weighted average shares outstanding for the year ended December 31, 2006 to the weighted average number of shares that would have been outstanding for pro forma purposes if the acquisitions of Telecom Services, 12Snap, Gavitec, Mobot, and Sponge, and the dispositions of Telecom Services, Mobot and Sponge, had occurred on January 1, 2006. Acquisition and sale prices are calculated based on the stock price around January 1, 2006.

EXHIBIT INDEX

Exhibit No.	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2007	NEOMEDIA TECHNOLOGIES, INC.

	By:	/s/ William J. Hoffman
	Name:	William J. Hoffman
	Its:	Chief Executive Officer